                                                                    EXHIBIT 99.1

                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

     In June 1999, the Texas legislature enacted an electric restructuring law which substantially amended the regulatory structure governing electric utilities in Texas in order to encourage retail electric competition. In response to the Texas electric restructuring law, Reliant Energy, Incorporated (Reliant Energy) submitted a business separation plan to the Public Utility Commission of Texas (Texas Utility Commission) which, as amended, provided that Reliant Energy would restructure its businesses into two separate publicly traded companies that would be independent of each other; CenterPoint Energy, Inc. (CenterPoint Energy) and Reliant Resources, Inc. (Reliant Resources). The Texas Utility Commission issued a final order approving Reliant Energy's business separation plan in April 2001.

         As an initial step in implementing its business separation plan, Reliant Energy transferred substantially all of its unregulated businesses to a newly organized, wholly owned subsidiary, Reliant Resources, Inc., in order to separate its regulated and unregulated operations. Reliant Resources completed an initial public offering of approximately 20% of its common stock in May 2001.

         In further response to the Texas electric restructuring law and with the approval of its shareholders received in December 2001, Reliant Energy consummated a restructuring transaction, effective August 31, 2002, as a result of which it became an indirect wholly owned subsidiary of CenterPoint Energy and each share of its common stock was converted into one share of common stock of CenterPoint Energy. Also, as part of the restructuring, (i) Reliant Energy conveyed its Texas electric generation assets and certain buildings and related assets to wholly owned subsidiaries, (ii) Reliant Energy was converted into a Texas limited liability company named CenterPoint Energy Houston Electric, LLC,
(iii) the capital stock of all of Reliant Energy's former subsidiaries (other than certain financing subsidiaries), including the subsidiaries that acquired the Texas electric generation assets and buildings and the approximately 83% ownership interest in Reliant Resources, was distributed to CenterPoint Energy. Upon completion of the restructuring, CenterPoint Energy, with its subsidiaries, became subject to regulation as a registered holding company under the Public Utility Holding Company Act of 1935, which directs the SEC to regulate, among other things, financings, sales or acquisitions of assets, and intra-corporate transactions.

         Under the Texas electric restructuring law, since January 1, 2002, all retail electric customers previously served by Reliant Energy became entitled to purchase their electricity from any of a number of "retail electric providers" which have been certified by the Texas Utility Commission. Beginning January 1, 2002, Reliant Resources' unregulated retail electric operations began to provide retail electric service to all of the approximately 1.7 million customers of Reliant Energy who did not take action to select another retail electric provider. Also since January 1, 2002, electric power generators have ceased to be subject to traditional cost-based regulation in Texas and now sell their generation capacity to wholesale purchasers at prices determined by the market. Reliant Energy's former electric transmission and distribution business, which is now conducted by CenterPoint Energy Houston Electric, LLC (CenterPoint

Houston), continues to be subject to cost-of-service rate regulation and is responsible for the delivery of electricity sold to retail customers through retail electric providers.

     The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the effect of the restructuring as described above as it relates to CenterPoint Houston. The following unaudited pro forma condensed consolidated financial statements of CenterPoint Houston for each of the three years in the period ended December 31, 2001 and the six months ended June 30, 2002, have been prepared based upon Reliant Energy's historical consolidated financial statements.

     The unaudited pro forma condensed consolidated financial statements present the former subsidiaries of Reliant Energy that were distributed to CenterPoint Energy in the restructuring and unallocated corporate costs as discontinued operations, in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No.
144). Accordingly, the following unaudited pro forma condensed consolidated financial statements of CenterPoint Houston reflect these operations as discontinued operations for each of the three years in the period ended December 31, 2001 and as of and for the six months ended June 30, 2002. Additionally, the conveyance of Reliant Energy's Texas generation assets to Texas Genco Holdings, Inc. (Texas Genco), a newly established subsidiary of Reliant Energy (subsequently acquired in the restructuring by CenterPoint Energy), has been reflected as discontinued operations in accordance with SFAS No. 144 for each of the three years in the period ended December 31, 2001 and as of and for the six months ended June 30, 2002.

    The unaudited pro forma condensed consolidated financial statements do not purport to present the Company's actual results of operations as if the transactions described above had occurred at the beginning of each period, as applicable, nor are they indicative of the Company's financial position or results of operations that may be achieved in the future.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2002

                                                                                             CENTERPOINT
                                                                 RELIANT                       ENERGY
                                                                 ENERGY,                       HOUSTON
                                                               INCORPORATED                  ELECTRIC LLC
                                                                HISTORICAL    DISCONTINUED    PRO FORMA
                                                                 BALANCE       OPERATIONS      BALANCE
                                                               ------------   ------------   ------------
                                                                              (IN MILLIONS)
Cash and cash equivalents ..................................   $        721   $        703   $         18
Restricted cash ............................................            376            376             --
Investment in AOL Time Warner common stock .................            379            379             --
Accounts and notes receivable, net .........................          3,087          2,064          1,023
Inventories ................................................            657            582             75
Trading and marketing assets ...............................          1,368          1,368             --
Non-trading derivative assets ..............................            478            478             --
Other  current assets ......................................            432            428              4
                                                               ------------   ------------   ------------
  Total current assets .....................................          7,498          6,378          1,120
                                                               ------------   ------------   ------------
Property, Plant and Equipment, net .........................         20,201         16,378          3,823
                                                               ------------   ------------   ------------
Goodwill, net ..............................................          4,124          4,124             --
Other intangibles, net .....................................            469            430             39
Regulatory assets ..........................................          3,372             28          3,344
Trading and marketing assets ...............................            656            656             --
Non-trading derivative assets ..............................            350            350             --
Equity investments in unconsolidated subsidiaries ..........            290            290             --
Stranded costs indemnification receivable ..................            227            227             --
Other assets ...............................................          1,017            932             85
                                                               ------------   ------------   ------------
  Total other assets .......................................         10,505          7,037          3,468
                                                               ------------   ------------   ------------
      Total Assets .........................................   $     38,204   $     29,793   $      8,411
                                                               ============   ============   ============
Short-term borrowings and current portion of long-term
  debt .....................................................   $     10,962   $     10,243   $        719
Indexed debt securities derivative .........................            308            308             --
Accounts payable ...........................................          2,032          1,870            162
Taxes and interest accrued .................................            398            245            153
Trading and marketing liabilities ..........................          1,207          1,207             --
Non-trading derivative liabilities .........................            463            463             --
Regulatory liabilities .....................................            236             --            236
Other current liabilities ..................................          1,037            973             64
                                                               ------------   ------------   ------------
  Total current liabilities ................................         16,643         15,309          1,334
                                                               ------------   ------------   ------------
Accumulated deferred income taxes ..........................          2,650          1,504          1,146
Trading and marketing liabilities ..........................            592            592             --
Non-trading derivative liabilities .........................            396            396             --
Regulatory liabilities .....................................            866             73            793
Non-derivative stranded costs liability ....................            227            227             --
Other liabilities ..........................................          1,899          1,773            126
                                                               ------------   ------------   ------------
  Total other liabilities ..................................          6,630          4,565          2,065
                                                               ------------   ------------   ------------
Long-term Debt .............................................          5,843          3,086          2,757
                                                               ------------   ------------   ------------
Minority Interest in Consolidated Subsidiaries .............          1,112          1,112             --
                                                               ------------   ------------   ------------
Company Obligated Mandatorily Redeemable Preferred
  Securities of Subsidiary Trusts Holding Solely Junior
  Subordinated Debentures of the Company ...................            706            706             --
                                                               ------------   ------------   ------------
Stockholders' Equity .......................................          7,270          5,015          2,255
                                                               ------------   ------------   ------------
  Total Liabilities and Stockholders' Equity ...............   $     38,204   $     29,793   $      8,411
                                                               ============   ============   ============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002


                                                                                             CENTERPOINT
                                                     RELIANT ENERGY,                       ENERGY HOUSTON
                                                      INCORPORATED                           ELECTRIC LLC
                                                       HISTORICAL        DISCONTINUED         PRO FORMA
                                                         BALANCE          OPERATIONS           BALANCE
                                                     ---------------    ---------------    ---------------
                                                                         (IN MILLIONS)
Revenues .........................................   $        18,434    $        17,313    $         1,121

Expenses:
  Fuel and cost of gas sold ......................             8,448              8,439                  9
  Purchased power ................................             6,694              6,618                 76
  Operation and maintenance ......................             1,387              1,120                267
  Taxes other than income taxes ..................               290                178                112
  Depreciation and amortization ..................               476                347                129
  Other ..........................................                 1                  1                 --
                                                     ---------------    ---------------    ---------------
    Total ........................................            17,296             16,703                593
                                                     ---------------    ---------------    ---------------
Operating Income .................................             1,138                610                528
                                                     ---------------    ---------------    ---------------
Other (Expense) Income:
  Unrealized loss on AOL Time Warner common
    stock ........................................              (448)              (448)                --
  Unrealized gain on indexed debt securities .....               422                422                 --
  Income from equity investments in
    unconsolidated subsidiaries ..................                 9                  9                 --
  Interest expense ...............................              (359)              (249)              (110)
  Distribution on trust preferred securities .....               (28)               (28)                --
  Minority interest ..............................               (47)               (47)                --
  Other, net .....................................                36                 28                  8
                                                     ---------------    ---------------    ---------------
    Total ........................................              (415)              (313)              (102)
                                                     ---------------    ---------------    ---------------
Income from Continuing Operations before
  Income Taxes ...................................               723                297                426
  Income tax expense .............................               262                117                145
                                                     ---------------    ---------------    ---------------
Income from Continuing Operations ................   $           461    $           180    $           281
                                                     ===============    ===============    ===============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                             CENTERPOINT
                                               RELIANT                       CENTERPOINT                       ENERGY
                                               ENERGY,                          ENERGY                         HOUSTON
                                             INCORPORATED                      HOUSTON                       ELECTRIC LLC
                                              HISTORICAL     DISCONTINUED    ELECTRIC LLC      OTHER          PRO FORMA
                                              BALANCE(a)      OPERATIONS      CARVE-OUT     ADJUSTMENTS(b)     BALANCE
                                             ------------    ------------    ------------   --------------   ------------
                                                                             (IN MILLIONS)
Revenues .................................   $     40,902    $     38,808    $      2,094    $         --    $      2,094

Expenses:
  Fuel and cost of gas sold ..............         19,562          19,562              --              --              --
  Purchased power ........................         15,127          15,110              17              --              17
  Operation and maintenance ..............          2,680           2,040             640              --             640
  Taxes other than income taxes ..........            545             233             312              --             312
  Depreciation and amortization ..........            918             619             299              --             299
  Impairment on Latin America assets .....             75              75              --              --              --
                                             ------------    ------------    ------------    ------------    ------------
    Total ................................         38,907          37,639           1,268              --           1,268
                                             ------------    ------------    ------------    ------------    ------------
Operating Income .........................          1,995           1,169             826              --             826
                                             ------------    ------------    ------------    ------------    ------------
Other (Expense) Income:
  Unrealized loss on AOL Time Warner
    common stock .........................            (70)            (70)             --              --              --
  Unrealized gain on indexed debt
    securities ...........................             58              58              --              --              --
  Income from equity investments
    in unconsolidated subsidiaries .......             57              57              --              --              --
  Interest expense .......................           (602)           (453)           (149)            (19)           (168)
  Distribution on trust preferred
    securities ...........................            (56)            (38)            (18)             --             (18)
  Minority interest ......................            (81)            (81)             --              --              --
  Other, net .............................            118              64              54              --              54
                                             ------------    ------------    ------------    ------------    ------------
    Total ................................           (576)           (463)           (113)            (19)           (132)
                                             ------------    ------------    ------------    ------------    ------------
Income from Continuing Operations
    before Income Taxes ..................          1,419             706             713             (19)            694
  Income tax expense .....................            500             275             225              (7)            218
                                             ------------    ------------    ------------    ------------    ------------
Income from Continuing Operations ........   $        919    $        431    $        488    $        (12)   $        476
                                             ============    ============    ============    ============    ============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                CENTERPOINT
                                                   RELIANT                        ENERGY
                                                   ENERGY,                        HOUSTON
                                                INCORPORATED                    ELECTRIC LLC
                                                 HISTORICAL     DISCONTINUED     PRO FORMA
                                                 BALANCE(a)      OPERATIONS       BALANCE
                                                ------------    ------------    ------------
                                                               (IN MILLIONS)
Revenues ....................................   $     28,327    $     26,166    $      2,161

Expenses:
  Fuel and cost of gas sold .................         15,093          15,093              --
  Purchased power ...........................          7,580           7,565              15
  Operation and maintenance .................          2,389           1,818             571
  Taxes other than income taxes .............            501             183             318
  Depreciation and amortization .............            918             561             357
  Loss on disposal/impairment of Latin
    America assets ..........................            218             218              --
                                                ------------    ------------    ------------
    Total ...................................         26,699          25,438           1,261
                                                ------------    ------------    ------------
Operating Income ............................          1,628             728             900
                                                ------------    ------------    ------------
Other (Expense) Income:
  Unrealized loss on AOL Time Warner
    common stock ............................           (205)           (205)             --
  Unrealized gain on indexed debt
    securities ..............................            102             102              --
  Income from equity investments
    in unconsolidated subsidiaries ..........             43              43              --
  Interest expense ..........................           (725)           (583)           (142)
  Distribution on trust preferred
    securities ..............................            (54)            (25)            (29)
  Minority interest .........................              1               1              --
  Other, net ................................            (32)            (51)             19
                                                ------------    ------------    ------------
    Total ...................................           (870)           (718)           (152)
                                                ------------    ------------    ------------
Income from Continuing Operations
    before Income Taxes .....................            758             (34)            792
  Income tax expense (benefit) ..............            318              84             234
                                                ------------    ------------    ------------

Income from Continuing Operations ...........   $        440    $       (118)   $        558
                                                ============    ============    ============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                           CENTERPOINT
                                              RELIANT                        ENERGY
                                              ENERGY,                        HOUSTON
                                           INCORPORATED                    ELECTRIC LLC
                                            HISTORICAL     DISCONTINUED     PRO FORMA
                                            BALANCE(a)      OPERATIONS       BALANCE
                                           ------------    ------------    ------------
                                                           (IN MILLIONS)
Revenues ...............................   $     13,874    $     12,207    $      1,667

Expenses:
  Fuel and cost of gas sold ............          6,379           6,379              --
  Purchased power ......................          3,095           3,090               5
  Operation and maintenance ............          1,804           1,265             539
  Taxes other than income taxes ........            444             179             265
  Depreciation and amortization ........            911             637             274
                                           ------------    ------------    ------------
    Total ..............................         12,633          11,550           1,083
                                           ------------    ------------    ------------
Operating Income .......................          1,241             657             584
                                           ------------    ------------    ------------
Other (Expense) Income:
  Unrealized gain on AOL Time Warner
    common stock .......................          2,452           2,452              --
  Unrealized loss on indexed debt
    securities .........................           (630)           (630)             --
  Loss from equity investments in
    unconsolidated subsidiaries ........             (1)             (1)             --
  Interest expense .....................           (513)           (416)            (97)
  Distribution on trust preferred
    securities .........................            (51)            (23)            (28)
  Minority interest ....................              1               1              --
  Other, net ...........................             65              51              14
                                           ------------    ------------    ------------
    Total ..............................          1,323           1,434            (111)
                                           ------------    ------------    ------------

Income from Continuing Operations
    before Income Taxes ................          2,564           2,091             473
  Income tax expense ...................            899             749             150
                                           ------------    ------------    ------------

Income from Continuing Operations ......   $      1,665    $      1,342    $        323
                                           ============    ============    ============

  See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


(a) As a result of the adoption of Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," Latin America operations have been presented on a gross basis in the consolidated financial statements. Accordingly, the results of operations have been restated for each of the three years in the period ended December 31, 2001 to conform to this presentation.

(b) In preparing carve-out financial statements for CenterPoint Houston, interest expense incurred prior to January 1, 2002 that had been historically recorded by Reliant Energy's electric utility was allocated to CenterPoint Houston based on the net assets of Reliant Energy's electric transmission and distribution utility. On January 1, 2002, specific debt obligations were allocated to Reliant Energy's transmission and distribution utility. Carve-out interest expense for 2001 has been adjusted to reflect this allocation of debt as if it had occurred January 1, 2001.


                                      * * *